Summary Prospectus March 28, 2014	Stadion Tactical Income Fund Class A Shares (TACFX), CUSIP 85235B848 Class C Shares (TACCX), CUSIP 85235B830* Class I Shares (TACSX), CUSIP 85235B822

Before you invest, you may want to review the Stadion Tactical Income Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Stadion Tactical Income Fund’s Prospectus, SAI and other information about the Fund online at http://www.stadionfunds.com/stadionfunds/resources/formsanddownloads.  You can also get this information at no cost by calling (866) 383-7636 or by sending an email request stadion@alpsinc.com. The current Prospectus and SAI, dated March 28, 2014, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE
The investment objective of the Stadion Tactical Income Fund (the “Income Fund”) is to seek total return comprised of income and capital appreciation, while maintaining a secondary emphasis on capital preservation.

FEES AND EXPENSES OF THE INCOME FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Income Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Income Fund. More information about these and other discounts is available from your financial professional and in this Prospectus in the “Class A Shares” section beginning on page 69 and in the Income Fund’s Statement of Additional Information (“SAI”) in the “Additional Purchase and Redemption Information” section beginning on page 43.

Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load)	5.75%	None	None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the amount redeemed)	1.00%(1)	1.00%(2)	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares	Class I Shares
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses(3)	0.55%	0.51%	0.51%
Acquired Fund Fees and Expenses	0.23%	0.23%	0.23%
Total Annual Fund Operating Expenses	1.68%	2.39%	1.39%
Management Fee Waivers and Expense Reimbursements(3)	-0.05%	-0.01%	-0.01%
Total Annual Fund Operating Expenses After Management Fee Waivers and Expense Reimbursements(3)	1.63%	2.38%	1.38%

(1)
In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within 12 months of purchase.

(2)	A 1.00% CDSC will be assessed on shares redeemed within 12 months of purchase.
(3)
Stadion Money Management, LLC (the “Adviser”) has entered into an Expense Limitation Agreement with the Income Fund under which it has contractually agreed to waive Management Fees and to assume other expenses of the Income Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under a Rule 12b-1 Distribution Plan) of Class A, Class C and Class I shares to not more than 1.15% of the average daily net assets allocable to each Class of the Income Fund. The Expense Limitation Agreement is currently in effect until October 1, 2015. The Expense Limitation Agreement may be terminated by the Trust or the Adviser at the end of its then-current term upon not less than 90 days’ notice.

Example
This Example is intended to help you compare the cost of investing in shares of the Income Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Income Fund’s operating expenses remain the same, except the contractual arrangement to waive Management Fees and reimburse expenses remains in effect only until October 1, 2015. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming Redemption at End of Period
	1 Year	3 Years	5 Years	10 Years
Class A	$731	$1,069	$1,430	$2,441
Class C	$341	$744	$1,274	$2,722
Class I	$140	$439	$759	$1,666

Assuming No Redemption
	1 Year	3 Years	5 Years	10 Years
Class C	$241	$744	$1,274	$2,722

Portfolio Turnover
The Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Income Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Income Fund’s performance.  During the most recent fiscal year, which was less than a full fiscal year, the Income Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
To achieve its investment objective, the Income Fund invests primarily in an allocation of U.S. and foreign fixed income Fund Investments of varying maturities and credit qualities and Cash Positions.

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“Fund Investments” include actively managed and index-based ETFs (exchange traded funds), mutual funds and other investment companies, groups of securities related by index or sector made available through certain brokers at a discount brokerage rate (such as stock baskets, baskets of bonds and other index-or sector-based groups of related securities) and options or futures positions (e.g., options or futures contracts on securities, securities indexes, currencies or other financial instruments) with respect to any of the foregoing intended to match or approximate their performance.

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“Cash Positions” include cash and short-term, highly liquid investments, such as money market instruments, U.S. government obligations, commercial paper, repurchase agreements, and other cash or cash equivalent positions.

In allocating the Income Fund’s assets, the Adviser utilizes a proprietary, technically driven tactical asset allocation model that seeks to evaluate underlying trends and current risk levels among a broad array of fixed income sectors based on a number of technical indicators. The technical indicators examined by the Adviser are primarily focused on trend analysis, such as analysis of price trends (e.g., determining risk based on movements of market prices up or down), breadth trends (e.g., analyzing the ratio of the number of advancing securities to declining securities) and relative strength (e.g, comparing risk profiles of investment alternatives among various asset sectors). Trend analysis will also measure interest rate moves along the U.S.

*	As of the date of this Prospectus, Class C Shares of the Income Fund have not commenced operations.

Treasury yield curve and yield spreads relative to U.S. Treasury securities for non-Treasury exposure (e.g., mortgages, investment grade corporate fixed income). This analysis is designed to manage interest rate exposure by seeking opportunities from various components of the fixed-income market.

The Adviser may reduce or limit investments in certain assets, asset classes or strategies in order to achieve the desired composition of the Income Fund’s portfolio. Under normal market conditions, the Income Fund’s assets will be allocated using the strategies described below:

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The Income Fund invests approximately 50%-70% of its assets in Fund Investments with portfolios comprised of fixed income securities that possess risk and maturity characteristics similar to the securities comprising the Barclays U.S. Aggregate Bond Index (the “Barclays Index”). The Income Fund may also invest directly in such securities. In selecting securities, the Adviser evaluates trends and risk levels for different asset sectors of the Barclays Index and, using a sector-rotation type strategy, generally increases allocations to those asset sectors with less risk and/or greater potential for future returns and reduces allocations to those asset sectors that have become or are becoming risky and/or show less potential for future returns.

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The Income Fund invests approximately 20%-40% of its assets in Fund Investments with portfolios comprised of either high yield, non-investment grade fixed income securities (commonly known as “junk bonds”) or U.S. Treasury securities, based upon the Adviser’s evaluation of the risk levels for different markets and market sectors. In general, the Income Fund will increase its exposure to the high yield fixed income market when the Adviser’s models and risk analysis indicate that high yield securities are less risky and/or show greater potential for growth and appreciation. The Income Fund will reduce its exposure to the high yield market (generally in favor of U.S. Treasury securities) when the Adviser’s models and risk analysis indicate that the high yield markets have become or are becoming more risky and/or show less potential for growth and appreciation.

The Barclays Index is a broad-based unmanaged index of U.S. Treasury and government securities, investment-grade corporate and mortgage-related fixed income securities with an average weighted maturity of approximately 7.6 years.

Investment grade fixed income securities are rated in one of the four highest rating categories by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), or Fitch Ratings (“Fitch”), or unrated securities that are determined to be of comparable quality by the Adviser. Non-investment grade fixed-income securities are securities rated below the four highest rating categories by Moody’s, S&P or Fitch, or unrated securities that are determined to be of comparable quality by the Adviser. U.S. Treasury securities include U.S. Treasury bonds, notes, and bills, Treasury inflation-protected securities and U.S. Treasury STRIPS.

The Adviser monitors the duration of the Income Fund’s portfolio securities and may use derivative instruments or Fund Investments with portfolios comprised of derivative instruments to seek to mitigate the Income Fund’s exposure to interest rate risk. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the greater its sensitivity to changes in interest rates. Derivative instruments in which the Income Fund may invest include options, forwards, futures contracts, swap agreements and instruments that are inversely related to a specific benchmark or index. Generally, the Income Fund intends to invest in a range from zero to 20% of its portfolio in derivative instruments or Fund Investments with portfolios comprised of derivative instruments, but may invest up to 50% for temporary defensive purposes.

When market conditions favor wider diversification or further mitigation of the Income Fund’s exposure to interest rate risk, the Income Fund may invest in other types of securities or Fund Investments with portfolios comprised of other securities, such as inflation-protected securities, foreign government debt, debt securities of foreign issuers (including emerging market countries and debt securities denominated in foreign currencies) and forward foreign currency contracts. The Income Fund also has the flexibility to invest in securities outside of the fixed income market, such as common stocks and preferred stocks or Fund Investments with portfolios comprised of common or preferred stocks.

The Income Fund may invest in options or futures positions for speculative purposes, when the Adviser determines that they provide a more efficient way to increase or reduce the Income Fund’s overall exposure to particular assets, asset classes or strategies than buying or selling other Fund Investments, or to hedge against risks of investments in the Income Fund’s portfolio or markets generally.  In general, the Income Fund will not purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for “bona fide hedging” purposes (as defined under regulations promulgated by the U.S. Commodity Futures Trading Commission (“CFTC”)); or (ii) if purchased for other purposes, the sum of the amounts of initial margin deposits on the Income Fund’s existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are “in-the-money” (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Income Fund’s total assets.

PRINCIPAL RISKS
An investment in the Income Fund is subject to investment risks; therefore you may lose money by investing in the Income Fund. There can be no assurance that the Income Fund will be successful in meeting its investment objective. The Income Fund is best suited for long-term investors. Generally, the Income Fund will be subject to the following risks:

Market Risk: Market risk refers to the risk that the value of securities in the Income Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including fluctuation in interest rates, the quality of the Income Fund’s investments, general economic and market conditions, and investor sentiment.  In a declining market, prices for all Fund Investments (including those in the Income Fund’s portfolio) may decline, regardless of their long-term prospects.

Management Style Risk: The share price of the Income Fund changes daily based on the performance of the securities in which it invests. The Income Fund’s ability to meet its investment objective is directly related to the ability of the Adviser’s allocation model to accurately measure market risk and appropriately react to current and developing market trends. There is no guarantee that the Adviser’s judgments about the attractiveness, value, and potential appreciation of particular investments in which the Income Fund invests will be correct or produce the desired results. If the Adviser fails to accurately evaluate market risk or appropriately react to current and developing market conditions, the Income Fund’s share price may be adversely affected.

Fixed Income Risk: Risks of investments in fixed income securities include, without limitation, credit risk, interest rate risk, maturity risk and liquidity risk. These risks could affect the value of investments of the Income Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

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Credit Risk. The value of the Income Fund’s fixed income investments is dependent on the creditworthiness of the issuer. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due.

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Interest Rate Risk. The value of the Income Fund’s fixed income investments will generally vary inversely with the direction of prevailing interest rates. Generally when interest rates rise, the value of the Income Fund’s fixed income investments can be expected to decline.

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Maturity Risk. The value of the Income Fund’s fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

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Liquidity Risk. Liquidity risk is the risk that a fixed income security may be difficult to sell at an advantageous time or price due to limited market demand (resulting from a downgrade, a decline in price, or adverse conditions within the fixed income market).

Junk Bonds or High Yield Securities Risk: High yield securities and unrated securities of similar credit quality are considered to be speculative with respect to the issuer’s continuing ability to make principal and interest payments and are generally subject to greater levels of credit quality risk than investment grade securities. High yield securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered below “investment-grade.” The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell these securities or could result in lower prices than higher-rated fixed income securities. These risks can reduce the value of the Income Fund’s shares and the income it earns.

Mortgage-Related Securities Risk: Mortgage-related and other asset backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Income Fund to a lower rate of return upon reinvestment of principal.

Foreign Securities Risk: Investing in securities issued by companies whose principal business activities are outside the United States, or investing in American Depositary Receipts (“ADRs”) or Fund Investments focusing on such companies, may involve significant risks not present in domestic investments. There is generally less publicly available information about

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foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Income Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.

Currency Risk: Investments in foreign markets involve currency risk, which is the risk that the values of the Fund Investments and other assets denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies. The Income Fund may, but is not required to, hedge against currency risk through the use of forward foreign currency contracts, which are obligations to purchase or sell a specified currency at a future date at a price established at the time of the contract. Forward foreign currency contracts involve the risk of loss due to the imposition of exchange controls by a foreign government, the delivery failure or default by the other party to the transaction or the inability of the Income Fund to close out a position if the trading market becomes illiquid. There can be no assurance that any currency hedging transactions will be successful, and the Income Fund may suffer losses from these transactions.

Emerging Markets Risk: Investments in emerging markets, which include Africa, Asia, the Middle East and Central and South America, are subject to the risk of abrupt and severe price declines. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. and other developed countries in terms of wealth and stability, and financial markets in developing countries are not as liquid as markets in developed countries. The economies in emerging market countries are less developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist measures. Certain countries may have legacies or periodic episodes of hyperinflation and currency devaluations or instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant risks of war and terrorism currently affect some emerging market countries.

Sector/Focused Investment Risk: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Income Fund invests more heavily in a particular sector or focuses its investments in securities issued by entities having similar characteristics, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence than a mutual fund that is more widely diversified. The sectors in which the Income Fund may invest in more heavily will vary.

Equity Securities Risk: The value of equity securities may decline due to general market conditions which are not specifically related to a particular company and are generally beyond the Adviser’s control, including fluctuations in interest rates, the quality of the Income Fund’s investments, economic conditions, corporate earnings, adverse investor sentiment and general equity market conditions. In a declining stock market, stock prices for all companies (including those in the Income Fund’s portfolio) may decline, regardless of their long-term prospects.

Derivative Risk: Put and call options and futures contracts are referred to as “derivative” instruments since their values are based on (“derived from”) the values of other securities. Derivative instruments can be volatile and the potential loss to the Income Fund may exceed the Income Fund’s initial investment. Derivative instruments may be difficult to value and may be subject to wide swings in valuations caused by changes in the value of the underlying instrument. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Adviser uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Income Fund’s return. The Income Fund could also experience losses if it is unable to close out a position because the market for an instrument or position is or becomes illiquid.

Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid. Derivative instruments may create economic leverage in the Income Fund, which magnifies the Income Fund’s exposure to the underlying instrument.

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Options.  If the Income Fund sells a put option whose exercise is settled in cash, the Income Fund cannot provide in advance for its potential settlement obligations by selling short the underlying securities, and the Income Fund will be responsible, during the option’s life, for any decreases in the value of the underlying security below the strike price of the put option. If the Income Fund sells a call option whose exercise is settled in cash, the Income Fund cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities, and the Income Fund will be responsible, during the option’s life, for any increases in the value of the underlying security above the strike price of the call option.

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Futures Contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. The Income Fund will be required to deposit with its custodian in a segregated account cash, U.S. Government securities, suitable money market instruments, or liquid, high-grade fixed income securities, known as “initial margin” in an amount required for the particular futures contract as set by the exchange on which the contract is traded.  This margin amount may be significantly modified from time to time by the exchange during the term of the contract. If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  The Income Fund will incur brokerage fees when it purchases and sell futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss.  While futures positions taken by the Fund will usually be liquidated in this manner, the Income Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Income Fund to do so.

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Securities Index Futures Contracts. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.  On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out.  Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

Risks Related to “Fund of Funds” Structure: The Income Fund may invest in ETFs or other investment companies. Through its positions in ETFs and other investment companies, the Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETF or other investment company could decrease (or increase). In addition, certain of the ETFs or other investment companies in which the Income Fund may invest may hold common portfolio positions, thereby reducing any diversification benefits.

Under the Investment Company Act of 1940 (the “1940 Act”), the Income Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Income Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the ETF or the Income Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission (the “SEC”) that is applicable to the Income Fund; and (ii) the ETF and the Income Fund take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Income Fund from allocating its investments in the manner the Adviser considers optimal, or cause the Adviser to select an investment other than that which the Adviser considers optimal.

Since the Income Fund is a “fund of funds,” your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment companies, because you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Income Fund invests in addition to the Income Fund’s direct fees and expenses. Furthermore, the use of the fund of funds structure could affect the timing, amount, and character of a fund’s distributions and therefore may increase the amount of your tax liability.

Risks Related to ETF NAV and Market Price: The market value of an ETF’s shares may differ from its net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the ETF’s underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Income

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Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Income Fund’s NAV is reduced for undervalued ETFs it holds, and that the Income Fund receives less than NAV when selling an ETF).

Tracking Risk: Investment in the Income Fund should be made with the understanding that the Fund Investments in which the Income Fund invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the Fund Investments in which the Income Fund invests may incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the Fund Investments may, from time to time, temporarily be unavailable, which may further impede the Fund Investments’ ability to track their applicable indices or match their performance.

Because the Income Fund’s portfolio may have significant exposure to certain types of securities and instruments that are not represented in a similar manner or in similar weightings as that of the Barclay’s Index, there is a significantly greater risk that the Income Fund may substantially underperform the Barclay’s Index and the Income Fund’s performance may be significantly more volatile than the Barclay’s Index. Potential investors should only consider investing in the Income Fund if they understand and are willing to accept the heightened risks and volatility associated with the Adviser’s investment approach.

Risks Related to Portfolio Turnover: As a result of its trading strategies, the Income Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Income Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Income Fund realizes capital gains when Fund Investments are sold, the Income Fund must generally distribute those gains to shareholders, increasing the Income Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

U.S. Government Securities Risk:  Securities issued by the U.S. government or its agencies are subject to risks related to the creditworthiness of the U.S. government.  In addition, such securities may not be backed by the “full faith and credit” of the U.S. government, but rather by a right to borrow from the U.S. government or the creditworthiness of the issuer itself.  The value of any such securities may fluctuate with changes in credit ratings and market perceptions of the U.S. government and the issuers of the securities, as well as interest rates and other risks applicable to fixed income securities generally.

Risks Related to Investments in Money Market Mutual Funds: Although a money market fund seeks to maintain the value of an investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in a money market fund. The Income Fund will incur additional indirect expenses due to acquired fund fees and other costs to the extent it invests in shares of money market mutual funds.

PERFORMANCE SUMMARY
The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Income Fund. The bar chart shows changes in the performance of the Income Fund’s Class A shares for each full calendar year since its commencement of operations. Each Class of shares would have substantially similar annual returns and would differ only to the extent that each Class has different expenses. The impact of sales charges is not reflected in the bar chart; if reflected, returns would be less than those shown. The performance table shows how the average annual total returns of the Income Fund’s Class A shares compare with broad measures of market performance. How the Income Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available at www.stadionfunds.com or by calling 1-866-383-7636.

Calendar Year Returns Class A Performance

•	During the periods shown in the bar chart above, the highest return for a calendar quarter was 0.74% (quarter ended 12/31/2013).
•	During the periods shown in the bar chart above, the lowest return for a calendar quarter was -3.57% (quarter ended 06/30/2013).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not applicable to investors who hold shares of the Alternative Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary to the extent that each class has different expenses.

Average Annual Total Returns (for periods ended December 31, 2013)
	1 Year	Since Inception of Class*
Class A Shares
Return Before Taxes	-8.79%	-8.79%
Return After Taxes on Distributions	-9.23%	-9.23%
Return After Taxes on Distributions and Sale of Fund Shares	-4.98%	-4.98%
Class C Shares
Return Before Taxes	N/A	N/A
Class I Shares
Return Before Taxes	N/A	-2.25%
Barclay Capital U.S. Aggregate (reflects no deduction for fees, expenses or taxes)	-2.02%	-2.02%

*	Class A Shares began operations on December 31, 2012 and Class I Shares began operations on February 14, 2013. Class C Shares have not commenced operations.

MANAGEMENT OF THE FUND
Stadion Money Management, LLC is the Income Fund’s investment adviser.

The Adviser employs a team of investment professionals responsible for the day-to-day management of the Income Fund’s investments. Its members are:

Name	Title with the Adviser	Length of Service to the Fund
Brad A. Thompson, CFA	Chief Investment Officer	Since December 31, 2012
Clayton Fresk, CFA	Portfolio Management Analyst	Since December 31, 2012
John M. Wiens, CFA	Vice President	Since April 1, 2013

PURCHASE AND SALE OF FUND SHARES
Minimum Initial Investment
$1,000 for Class A and Class C shares; $500,000 for Class I shares.

Minimum Additional Investment
$250 for Class A and Class C shares; $5,000 for Class I shares.

General Information
You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary.

TAX INFORMATION
The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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